SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                           CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):January 23, 1996



                        PITTWAY CORPORATION
       (Exact name of registrant as specified in its charter)



        Delaware	                              13-5616408
(State of other jurisdiction                  (IRS Employer
     of incorporation)                    Identification Number)


                                1-4821
                       (Commission File Number)


200 South Wacker Drive, Suite 700, Chicago, Illinois   60606-5802
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (312) 831-1070








INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

       On January 23, 1996, Registrant declared a 3-for-2 stock split in the form of a 50% stock dividend on its Common and Class A Common stock, payable March 1, 1996 to stockholders of record February 14. The stock split, along with the declaration of a split-adjusted quarterly dividend, are more fully described in the press release filed as Exhibit 99 hereto, which is hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits.
                                                  Sequentially
          Exhibit No.         Description         Numbered Page

              99              Press release             3
                              dated
                              January 23, 1996


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PITTWAY CORPORATION
                                        (Registrant)


Dated: January 25, 1996            By:  /s/ Paul R. Gauvreau
	Paul R. Gauvreau
	Financial Vice President
	and Treasurer



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